
                             LEGAL BROADCAST COMPANY
                                  BALANCE SHEET
                                 MARCH 31, 2001
                                   (Unaudited)

                                     ASSETS
                                     ------
CURRENT ASSETS:
            Cash & cash equivalent                                                 $   1,675
            Accounts receivable                                                       73,419
                                                                                   ---------
                        Total current assets                                          75,094

PROPERTY AND EQUIPMENT, net                                                          140,501

OTHER ASSETS                                                                           4,096
                                                                                   ---------
                                                                                   $ 219,691
                                                                                   =========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT
                      -------------------------------------

CURRENT LIABILITIES:
            Accounts payable & accrued expenses                                    $  39,505
            Current  maturities of obligations under capital lease                    28,986
            Loans from a related party                                                85,780
            Note Payable - related party                                             362,500
                                                                                   ---------
                        Total current liabilities                                    516,771

LONG TERM LIABILITIES:
            Obligations under capital lease - long term portion                       75,917

COMMITMENTS

STOCKHOLDERS' DEFICIT
            Common stock, $.001 par value;
            Authorized shares 10,000,000,
            Issued and outstanding shares 2,000,000                                    2,000
            Additional paid in capital                                                32,933
            Accumulated deficit                                                     (407,930)
                                                                                   ---------
                        Total stockholders' deficit                                 (372,997)
                                                                                   ---------
                                                                                   $ 219,691
                                                                                   =========


   The accompanying notes are an integral part of these financial statements.

                             LEGAL BROADCAST COMPANY
                             STATEMENT OF OPERATIONS
                 FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2001
                                   (Unaudited)


Net Sales                                     $ 119,936

Cost of Sales                                    59,521
                                              ---------

Gross Profit                                     60,415

Total operating expenses                         55,176

                                              ---------
Income from Operations                            5,239

Non-Operating expense:
            Interest expense                     (6,683)
                                              ---------

Loss before income taxes                         (1,444)

Provision for income taxes                          800
                                              ---------

Net Loss                                      $  (2,244)
                                              =========

   The accompanying notes are an integral part of these financial statements.


                             LEGAL BROADCAST COMPANY
                       STATEMENT OF STOCKHOLDERS' DEFICIT
                       FOR THE PERIOD ENDED MARCH 31, 2001
                                   (Unaudited)


                                                       Common Stock
                                                   -------------------                                                Total
                                                   Number of                   Additional         Accumulated      Stockholders'
                                                    Shares     Amount        paid in capital        deficit      equity (deficit)
                                                   --------   --------       ---------------       ----------    ----------------

Issuance of Stocks                                2,000,000   $  2,000          $ 32,933          $     --           $  34,933

Net Loss from inception (May 9, 2000)
 to December 31, 2000                                  --         --                --               (43,186)          (43,186)

Distributions (see note 5)                             --         --                --              (362,500)         (362,500)
                                                   --------   --------          --------          ----------         ---------

Balance at December 31, 2000                      2,000,000   $  2,000          $ 32,933          $ (405,686)        $(370,753)
                                                   ========   ========          ========          ==========         =========
Net loss for the three month period
 ended March 31, 2001                                  --         --                --                (2,224)           (2,224)

Balance at March 31, 2001                         2,000,000   $  2,000          $ 32,933          $ (407,930)        $(372,997)
                                                   ========   ========          ========          ==========         =========

   The accompanying notes are an integral part of these financial statements.


                             LEGAL BROADCAST COMPANY
                             STATEMENT OF CASH FLOWS
                 FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2001
                                   (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
              Net Loss                                                                     $ (2,244)
              Adjustments to reconcile net loss to net cash provided
              by operating activities:
                          Depreciation  and  amortization   9,685  (Increase)  /
                          decrease in current assets:
                                      Accounts   receivable   4,035  Increase  /
                          (decrease) in current liabilities:
                                      Accounts payable and accrued expense                    8,952
                                                                                           --------
                          Total Adjustments                                                  22,672
                                                                                           --------
                          Net cash provided by operating activities                          20,428
                                                                                           --------

CASH FLOWS FROM INVESTING ACTIVITIES
                          Acquisition of property & equipment                                (6,343)
                          Increase in other assets                                           (1,726)
                                                                                           --------
                          Net cash used in investing activities                              (8,069)
                                                                                           --------

CASH FLOWS FROM FINANCING ACTIVITIES:
                          Repayment of loan to a related party                               (3,677)
                          Repayments of capital lease obligations                            (7,581)
                                                                                           --------
                          Net cash used in financing activities                             (11,258)
                                                                                           --------

NET INCREASE IN CASH & CASH EQUIVALENT                                                        1,101

CASH & CASH EQUIVALENT, BEGINNING BALANCE                                                       574
                                                                                           --------

CASH & CASH EQUIVALENT, ENDING BALANCE                                                     $  1,675
                                                                                           ========

   The accompanying notes are an integral part of these financial statements

                             LEGAL BROADCAST COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

1.     ORGANIZATIONS AND DESCRIPTION OF BUSINESS

Legal Broadcast Company (the "Company") was incorporated on May 9, 2000 in the State of Nevada under the name of PASOVIDEO.COM, Inc. The Company filed a certificate of amendment to change its name to Legal Broadcast Company on March 7, 2001. The Company provides law firms, corporations and insurance companies the video documentation and storage of legal depositions. Before the incorporation of the Company the video production and court recording business was a segment operation of The Cardomon Group, a company related through common shareholders. The Company orders the tapes on as- needed basis and the turn around time for the tapes is very short.


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

Property & Equipment

Property and equipment is carried at cost. The assets transferred from Cardomon, a related party, were recorded at the historical cost less accumulated depreciation through the acquisition date. Depreciation of property and equipment is provided using the straight-line method over the estimated useful lives (generally one to five years) of the assets. Expenditures for maintenance and repairs are charged to expense as incurred.

Long-lived assets

The Company accounts for the impairment and disposition of long-lived assets in accordance with Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of long-lived Assets and for long-lived Assets to be disposed of." In accordance with SFAS No. 121, long-lived assets to be held are reviewed for events or changes in circumstances, which indicate that their carrying value may not be recoverable. As of March 31, 2001, no impairment has been indicated.

Income taxes

Deferred income tax assets and liabilities are computed for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income (loss). Valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

                             LEGAL BROADCAST COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, and collectibility is probable. Generally, these criteria are met at the time the product is shipped to the customer. Returns and discounts on sales are deducted from revenue. When other significant obligations remain after products are delivered, revenue is recognized only after such obligations are fulfilled.

Stock-based compensation

In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation". SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, "Accounting for stock issued to employees" (APB 25) and related interpretations with proforma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The implementation of this standard did not have any impact on the Company's financial statements.

Costs of start-up activities

In April 1998, the ASEC of AICPA issued SOP No. 98-5, "Reporting on the costs of start-up activities", effective for fiscal years beginning after December 15, 1998. SOP 98-5 requires the costs of start-up activities and organization costs to be expensed as incurred. The implementation of this standard did not have a material impact on the Company's financial statements.

Research and Development

Expenditures for software development costs and research are expensed as incurred. Such costs are required to be expensed until the point that technological feasibility is established. The period between achieving technological feasibility and the general availability of such software has been short. Consequently, costs otherwise capitalizable after technological feasibility is achieved are generally expensed because they are insignificant.

Allowance for doubtful accounts

In determining the allowance to be maintained, management evaluates many factors including industry and historical loss experience. The allowance for doubtful accounts is maintained at an amount management deems adequate to cover estimated losses. No allowance for doubtful accounts was considered necessary as of March 31, 2001.

                             LEGAL BROADCAST COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

Advertising

The Company expenses advertising costs as incurred. The Company did not incur any advertising expense for the period ended March 31, 2001.

Segment Reporting

During the period ended March 31, 2001, the Company only operated in one segment therefore segment disclosure has not been presented.

Recent Pronouncements

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133 "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded on the balance sheet as either an asset or liability measured at its fair value. SFAS No. 133 requires that changes in the derivative's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. SFAS No. 133, as amended by SFAS No. 137 and SFAS No. 138, is effective for fiscal quarters of fiscal years beginning after June 15, 2000. This statement is not applicable to the Company.

In June 2000, the FASB issued Financial Accounting Standards (SFAS) No. 138, "Accounting for Certain Instruments and Certain Hedging Activities." This statement is not applicable to the Company.

In June 2000, the FASB issued Financial Accounting Standards (SFAS) No. 139, "Rescission of FASB Statement No. 53 and Amendments to Statements No. 63, 89, and 121." This statement is not applicable to the Company.

In September 2000, the FASB issued Financial Accounting Standards SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, and a replacement of FASB Statement No. 125." This statement is not applicable to the Company.

In March 2000, the FASB issued Interpretation No. 44, "Accounting for Certain Transactions involving Stock Compensation." This Interpretation clarifies (a) the definition of employee for purposes of applying APB Opinion No. 25, (b) the criteria for determining whether a plan qualifies as a no compensatory plan, (c) the accounting consequence of various modifications to the terms of a previously fixed stock option or award, and (d) the accounting for an exchange of stock compensation awards in a business combination. The adoption of this Interpretation has not had a material impact on the Company's financial position or operating results.

                             LEGAL BROADCAST COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

Certain significant risks and uncertainties

General business - The Company's success is dependent, in part, on the needs and demand of the legal video documentation. The Company's future success will depend, in part, upon its continued ability to develop and introduce the products that allow attorneys to view legal events such as depositions, hearings, and trials remotely over the Internet as the industry leader. If management is unable to anticipate or manage growth effectively, the Company's operating results could be materially adversely affected.

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Major supplier - The Company uses a single source for the supply of videotapes. Total purchases from the source amounted to approximately $4,500 in the period ended March 31, 2001. In the event of the loss of the source, the Company has identified an alternate source that may be available. This may not have a material adverse effect on the Company's results of operations due to the availability of the sources.

Major customers - Net sales to two major customers in the period ended March 31, 2001 amounted to approximately $28,086. The total of receivables from these customers as of March 31, 2001 is $30,581.

Realization of assets - The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has accumulated deficit of $407,930 on March 31, 2001. Total shareholders' deficit amounted to $372,997 on March 31, 2001. These factors raise substantial doubt about the Company's ability to continue as a going concern.

In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. Management devoted considerable effort during the period ended December 31, 2000, towards (i) obtaining additional equity (ii) management of accounts payable and (iii) evaluation of its distribution and marketing methods. In that regard, the Board of director approved the acquisition of the Company by Thaon Communications, Inc, subsequent to the year end (see note 10).

                             LEGAL BROADCAST COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

3.     PROPERTIES AND EQUIPMENT

Property and Equipment are stated at cost at the date of acquisition and, in the case of equipment under capital lease, the purchase price of leased equipment. Property and equipment at March 31, 2001 consists of the following:

       Computer & Software                                         $  61,370
       Production Equipment
                                                                      98,361

       Less: accumulated depreciation & amortization                 (33,965)
                                                               -------------
       Property & Equipment (net)                                 $  125,766
                                                               =============

4.     LOANS FROM RELATED PARTY:

The Company has borrowed money from a company related through common ownership, amounting $70,690 at March 31, 2001. This loan is interest free, unsecured and payable on demand. This loan was replaced by a promissory note from Thaon Communications, Inc. upon acquisition of the Company in the subsequent period.

The loans from related parties include a loan from a shareholder in the amount of $15,090. The loan bears interest rate of 13.4% per year, unsecured and payable on demand.


5.     NOTE PAYABLE, RELATED PARTY:

This amount represents a note payable to a related company, related through common ownership, due to acquisition of intangible assets amounting $362,500. Since the assets were acquired from a related party, the Company did not record any amount for the assets, as these assets did not have any historical cost. The Company recorded the consideration paid to the related party for the acquisition of the intangible assets as distributions.


6.     OBLIGATION UNDER CAPITAL LEASE:

The Company leases computer equipment and production equipment under the terms of various capital leases, which are secured by the related equipment being

                             LEGAL BROADCAST COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

leased. Following is the current portion of the present value of lease payments at March 31, 2001.


The following is the maturity schedule of future minimum lease obligations for the year ending:

               March 31, 2002                                 $  46,750
               March 31, 2003                                    40,857
               March 31, 2004                                    30,122
               March 31, 2005                                    14,546
               March 31, 2006                                     9,697
                                                              ---------
         Total minimum lease payments                         $ 141,972
            Less amount representing interest                    37,069
                                                              ---------
            Present value of net minimum lease                $ 104,903
                                                              =========

Interest expense for the period ended March 31, 2001 amounted to $6,683.


7.     INCOME TAXES

No provision was made for Federal income tax since the Company has a net operating loss. For federal income tax return purposes, the Company has available net operating loss carryforward of approximately $41,982 which expires in 2015. For State of California income tax purpose, this loss carryforward will expire 2005. The availability of the Company's net operating loss carryforward is subject to limitation if there is a 50% or more positive change in the ownership of the Company's stock.

Temporary differences that give rise to deferred tax assets and liabilities were insignificant at March 31, 2001. A 100% valuation allowance has been established against the deferred tax assets for net operating loss carryforward, as the utilization of the loss carryforwards can not reasonably be assured. There was no significant difference between reportable income tax and statutory income tax.


8.     FUTURE COMMITMENTS

The Company entered into a new lease agreement for the production equipment in January 2001. The lease is for duration of three years, with monthly obligations of $927 through November 2003.

Beginning January 2001, the Company was charged rentals by a related company for the office space. The rent is $1,500 per month and the term of the obligation is on month-to-month basis.

                             LEGAL BROADCAST COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

9.     SUPPLEMENTAL DISCLOSURE OF CASH FLOWS

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

The Company did no pay any income tax during the period ended March 31, 2001. The Company paid $6,152 for interest during the period ended March 31, 2001.

Supplementary disclosure of non cash transactions:

The Company acquired certain assets under capital lease obligations amounting $24,078.


10.    SUBSEQUENT EVENT:

On April 10, 2001, the Board of directors approved acquisition of all of the outstanding stocks of the Company by Thaon Communications, Inc. in exchange of 1,000,000 shares of Series B convertible preferred stock of Thaon Communications, Inc. Thaon Communications, Inc., also agreed to issue one share of class B convertible Preferred stock for each dollar of the Company's pre-tax income, as audited, during each of the two twelve-month periods ending on December 31, 2001 and 2002. In addition, Thaon Communications, Inc. issued 339,600 restricted common shares for settlement of a note payable by the Company to a related party amounting $424,500. An additional 200,000 shares of restricted common stock were issued to the President of the Company for taking a seat on the Thaon Management Advisory Board.